UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 27, 2005


                                   ONTV, INC.
             (Exact name of Registrant as specified in its charter)


     Delaware                       0-29249                      16-1499611
--------------------           ------------------           ------------------
(State or other jurisdiction  (Commission File No.)           (IRS Employer
of incorporation)                                            Identification No.)


                2444 Innovation Way, Bldg 10, Rochester, NY 14624
     ----------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (585) 295-8601
                                                       --------------

                                       N/A
                 ----------------------------------------- ----
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets

      On September 14, 2005 the Company's shareholders approved the sale of the Company's subsidiary, Seen On TV, Inc., as well as certain other assets relating to the Company's business, to the Company's President Daniel M. Fasano, upon the terms described in the proxy statement sent to the Company's shareholders on August 12, 2005 and in Exhibit 2 to this 8-K report.

       31,123,729 shares voted in favor of the sale,

       704,501 shares voted against the sale, and

       4,801 shares abstained from voting.


     On September 27, 2005 the sale of Seen On TV, Inc. and the related assets was completed.

Item 9.01   Financial Statements and Exhibits

            (a) Not applicable

            (b) Pro-forma financial statements are attached

            (c) The following exhibit is filed with this report:

            Exhibit No.       Description
            -----------       -----------

                  2           Agreement Regarding Sale of Assets (as amended)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 27, 2005

                                      ONTV, INC.



                                 By:  /s/ Daniel M. Fasano
                                      ----------------------------------
                                      Daniel M. Fasano, Chief Executive Officer

                       PRO FORMA CONDENSED FINANCIAL DATA

     The Unaudited Pro Forma Statements of Operations of the Company for the year ended June 30, 2004 and for the nine months ended March 31, 2005 (the "Pro Forma Statements of Operations"), and the Unaudited Pro Forma Balance Sheet of the Company as of March 31, 2005 (the "Pro Forma Balance Sheet" and, together with the Pro Forma Statements of Operations, the "Pro Forma Financial Statements"), have been prepared to illustrate the estimated effect of the Seen On TV, Inc and Subsidiaries disposition ("Seen ONTV Disposition"). The Pro Forma Financial Statements do not reflect any anticipated cost savings from the Seen ONTV Disposition, or any synergies that are anticipated to result from the Seen ONTV Disposition, and there can be no assurance that any such cost savings or synergies will occur. The Pro Forma Statements of Operations give pro forma effect to the Seen ONTV Disposition as if it had occurred on July 1, 2003. The Pro Forma Balance Sheet gives pro forma effect to the Seen ONTV Disposition as if it had occurred on March 31, 2005. The Pro Forma Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transaction been completed as of the assumed dates and for the period presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Company and the notes thereto as reported in the Company's annual report on Form 10-KSB and its quarterly reports on Form 10-QSB.

      These pro forma adjustments represent the Company's preliminary determination of accounting adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the Pro Forma Financial Statements are subject to change, and the final amounts may differ, however, the Company's management believes that any differences in the amounts reflected will be immaterial.

                  Unaudited Pro Forma Statements of Operations
                        For the Year Ended June 30, 2004
--------------------------------------------------------------------------------

                                                       Seen ONTV Disposition
                                                   ----------------------------

                                    Historical      Historical
                                   ONTV, Inc. &    Seen On TV, Inc.    Pro Forma   Pro Forma
                                   Subsidiaries    & Subsidiaries     Adjustments  ONTV, Inc.
                                   ------------   -----------------   -----------  ----------

 Revenues, Net of Returns        $ 3,934,584     $ 3,934,584           $      --    $      --
 Cost of Goods Sold                2,607,950       2,607,950                  --           --

 Gross Profit                      1,326,634       1,326,634                  --           --

 Expenses
   Advertising                       436,168         436,168                  --           --
   Amortization                      214,593         214,593                  --           --
   Depreciation                       14,992          14,992                  --           --
   Interest                            2,026           2,026                  --           --
   Legal and Accounting              154,412         154,312                  --          100
   Payroll and Payroll Taxes         401,865         265,365                  --      136,500
   Other Expenses (Litigation
      Recovery)                      510,230         526,730                  --      (16,500)
                                 -----------      ----------         -----------   ----------
      Total Expenses               1,734,286       1,614,186                  --      120,100
                                 -----------      ----------         -----------   ----------

 Loss Before Other Income and
  (Expenses) and Provision for
  Income Taxes                      (407,652)       (287,552)                 --    (120,100)

 Other Income (Expenses)
 Other Income                          5,147           5,147                  --           --
 Equity in Income of Unconsolidated
   Investments                           360             360                  --           --
 Loss from Impairment of Marketing
  Rights                             (97,906)        (97,906)                 --           --
                                 -----------      ----------         -----------   ----------
 Loss Before Provision for
   Income Taxes                     (500,051)       (379,951)                 --     (120,100)
 Provision for Income Taxes               --              --                  --           --
                                 -----------      ----------         -----------   ----------

 Net Loss                        $  (500,051)    $  (379,951)         $       --    $(120,100)
                                 ============    ============        ===========   ===========

 Weighted Average Number of
   Common Shares Outstanding -
   Basic and Diluted              23,593,361                             127,500(a) 23,720,861
 Net Loss Per Common Share -
   Basic and Diluted             $     (0.02)                                       $    (0.01)
                                =============                                       ===========



Notes to the  Unaudited  Pro Forma  Statements  of  Operations  for the Year
        Ended June 30, 2004
----------------------------------------------------------------------------

(a) Reflects transfer of ownership of Treasury Stock shares to Seen On TV, Inc.

                  Unaudited Pro Forma Statements of Operations
                    For the Nine Months Ended March 31, 2005
--------------------------------------------------------------------------------
                                            Seen ONTV Disposition
                                           -----------------------
                              Historical   Historical
                                ONTV,       Seen On TV,
                               Inc. &         Inc.       Pro Forma    Pro Forma
                           Subsidiaries&  Subsidiaries  Adjustments   ONTV, Inc.
-------------------------------------------------------------------------------

Revenues, Net of Returns     $4,158,734    $ 4,158,734  $      --   $        --
Cost of Goods Sold            2,682,383      2,682,383         --            --
-------------------------------------------------------------------------------
Gross Profit                  1,476,351      1,476,351         --            --
-------------------------------------------------------------------------------
Expenses
Advertising                     264,390        264,390         --            --
Amortization                    128,855        128,855         --            --
Depreciation                     12,273         12,273         --            --
Interest                          1,883          1,883         --            --
Legal and Accounting             53,949         53,949         --            --
Payroll and Payroll Taxes       366,508        259,486         --       107,022
Other Expenses                  478,734        478,734         --            --
-------------------------------------------------------------------------------
Total Expense                 1,306,592      1,199,570         --       107,022
-------------------------------------------------------------------------------

Income (Loss) Before Other
  Income and Provision for
  Income Taxes                  169,759        276,781         --      (107,022)
Other Income
  Other Income                      219            219         --            --
-------------------------------------------------------------------------------
Income (Loss) Before Provision
 for Income Taxes               169,978        277,000         --      (107,022)
Provision for Income Taxes           --             --         --            --
-------------------------------------------------------------------------------

Net Income (Loss) for
  the Period                  $ 169,978      $ 277,000     $   --    $ (107,022)
===============================================================================

Weighted Average Number of
  Common Shares Outstanding -
  Basic and Diluted          23,593,642                   127,500(a) 23,721,142

Net Income (Loss) Per Common
  Share - Basic and Diluted    $   0.01                             $     (0.00)
===============================================================================


Notes to the Unaudited Pro Forma Statements of Operations for the Nine Months Ended March 31, 2005
-------------------------------------------------------------------------------

(a) Reflects transfer of ownership of Treasury Stock shares to Seen On TV, Inc.

                        Unaudited Pro Forma Balance Sheet
                              As of March 31, 2005
-------------------------------------------------------------------------------
                                       Seen ONTV Disposition
                              Historical   Historical
                                ONTV,       Seen On TV,
                               Inc. &         Inc.       Pro Forma    Pro Forma
                           Subsidiaries&  Subsidiaries  Adjustments   ONTV, Inc.
-------------------------------------------------------------------------------

 ASSETS
 Current Assets
   Cash and Cash
      Equivalents           $   530,663    $ 530,663    $    --      $       --
   Inventory                    211,571      211,571         --              --
-------------------------------------------------------------------------------
    Total Current Assets        742,234      742,234         --              --

 Property and Equipment - Net of
   Accumulated Depreciation      58,279       58,279         --              --
 Other Assets
   Accounts Receivable -
   Related Party                 37,850       37,850    300,000(a)      300,000
   Deposits                       6,667        6,667         --              --
   Due from Officer              82,193       82,193         --              --
   Intangible Assets -
  Net of Accumulated
    Amortization                280,593      280,593         --              --
     Investment in Affiliates   106,738      106,738         --              --
-------------------------------------------------------------------------------
     Total Assets           $ 1,314,554  $ 1,314,554   $300,000      $  300,000
                            ===========  ===========   ========      ==========

 LIABILITIES AND STOCKHOLDERS' EQUITY

 Current Liabilities
   Accounts Payable and
    Accrued Expenses        $   599,412  $   599,412   $    --      $       --
   Accounts Payable -
     Related Party               39,300       39,300        --              --
   Debt - Due Within One Year     6,516        6,516        --              --
-------------------------------------------------------------------------------
    Total Current Liabilities   645,228      645,228        --              --

 Other Liabilities
   Accrued Expenses -
    Related Party               452,522           --        --         452,522
    Due to (from) Related Party      --      (78,762)       --          78,762
-------------------------------------------------------------------------------
    Total Liabilities         1,097,750      566,466        --         531,284
                              ---------     --------    ------       ---------

Stockholders' Equity
 Common Stock: $0.001 Par
  Value; 100,000,000 Shares
  Authorized; 23,721,861 Pro
  Forma Shares Issued and
  Outstanding                    23,722           --        --          23,722
 Preferred Stock: $0.001 Par
   Value; 5,000,000 Shares
   Authorized; 20,000 Pro
   Forma Shares Issued and
   Outstanding                       20           --        --              20
   Additional Paid-In Capital 1,057,118           --        --       1,057,118
   Retained Earnings
    (Accumulated Deficit)      (844,847)     765,797   748,088 (b)
                                                      (448,088)(c)   (1,310,644)
-------------------------------------------------------------------------------
                                236,013      765,797   300,000         (229,784)
 Less: Stock Held in Trust        1,500           --        --            1,500
           Treasury Stock        17,709       17,709        --               --
                              ---------     --------   -------        ---------
  Total Stockholders' Equity    216,804      748,088   300,000         (231,284)
                              ---------     --------   -------        ---------

 Total Liabilities and
   Stockholders' Equity      $1,314,554   $1,314,554  $300,000        $ 300,000
                            ===========  ===========   ========      ==========

    Notes to the Unaudited Pro Forma Balance Sheet at March 31, 2005

    (a) Reflects unpaid cash purchase price for the assets purchased and liabilities assumed of Seen On TV, Inc. and Subsidiaries by Daniel M. Fasano.

    (b) Reflects net asset value of the assets purchased and liabilities assumed of Seen On TV, Inc. and Subsidiaries by Daniel M. Fasano.

    (c) Reflects estimated loss on sale of net assets of Seen On TV, Inc. and Subsidiaries to Daniel M. Fasano.